SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 25, 2004

Date of Report (Date of earliest event reported)

TARANTELLA, INC.

(Exact name of registrant as specified in its charter)

California	000-21484	94-2549086
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

425 Encinal Street

Santa Cruz, California 95060

(Address of principal executive offices)

(831) 427-7222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Transfer of Listing

On August 25, 2004, Tarantella, Inc. (the “Company”) issued a press release announcing that the Company was approved for trading on the NASD OTC Bulletin Board ( the “OTCBB”) and had begun trading on the OTCBB at the opening of market on August 24, 2004. A copy of the press release is filed as an exhibit hereto.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description
99.1	Text of press release issued by Tarantella, Inc., dated August 25, 2004, reporting the transfer of listing of the Company’s securities from the Over-the-Counter Pink Sheets to the Over-the-Counter Bulletin Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARANTELLA, INC.

Date: August 26, 2004	By:	/s/ John M. Greeley
John M. Greeley
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Text of press release issued by Tarantella, Inc., dated August 25, 2004, reporting the transfer of listing of the Company’s securities from the Over-the-Counter Pink Sheets to the Over-the-Counter Bulletin Board.